THIRD AMENDMENT TO CREDIT AGREEMENT AND GUARANTY

     This Third Amendment to the Credit Agreement and Guaranty ("Third Amendment") dated as of June 22, 1999 amends the Credit Agreement and Guaranty (the "Credit Agreement") dated as of May 28, 1998, as amended from time to time, by and among Hampshire Group, Limited ("Borrower"), Hampshire Designers, Inc., Hampshire Investments, Limited, Glamourette Fashion Mills, Inc., San Francisco Knitworks, Inc. and Segue (America), Limited (individually a "Guarantor" and collectively the "Guarantors"), The Chase Manhattan Bank, Republic National Bank of New York and NationsBank, N.A. (collectively the "Banks") and The Chase Manhattan Bank ("Agent").

                                   WITNESSETH:

     WHEREAS, the Borrower, the Guarantors, the Banks and Agent are parties to the Credit Agreement, and

     WHEREAS, Borrower, the Guarantors, the Banks and Agent desire to amend the Credit Agreement as set forth herein;

     NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, the sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree that the Credit Agreement shall be amended as follows:

     1. All capitalized terms not otherwise defined herein shall the meaning given such terms in the Credit Agreement.

     2. The definition of Revolving Credit Commitment in Section 1.01 of the Credit Agreement shall be amended in its entirety by substituting the following:

     "'Revolving Credit Commitment' means the commitment of the Banks to lend pursuant to their Pro Rata Share, Fifty-Five Million ($55,000,000.00) Dollars to the Borrower pursuant to the terms of this Agreement"

     3. The definition of Revolving Credit Termination Date in Section 1.01 of the Credit Agreement shall be amended in its entirety by substituting the following:

     "'Revolving Credit Termination Date' means May 24, 2000 unless earlier extended by Borrower and Banks in accordance with the letter in form of Exhibit D annexed hereto."

     4. The definition of Pro Rata Share in Section 1.01 of the Credit Agreement shall be amended by adding to said definition the following paragraph and chart and in no other way shall it be amended:

     As of June 22, 1999, the amount of each Bank's revolving credit commitment and its pro rata share of such revolving credit commitment is as follows:

           "Bank               Commitment            Pro Rata Share
          ----------     ----------------------    -------------------
          Chase               $22,000,000                  40%
          NationsBank         $18,150,000                  33%
          Republic            $14,850,000                  27%"

     5. Section 4.01 of the Credit Agreement shall be amended by substituting the following for the chart after the colon in that section and in no other way shall it be amended:

                   "Bank                 Pro Rata Share
              ---------------           -----------------
                NationsBank                   33%
                Republic                      27%"

     6. Section 9.01(5) of the Credit Agreement shall be amended in its entirety by substituting the following:

     "(5) Unsecured Debt owing to the parties listed on Schedule 9.01 or to such other institutional lenders, from time to time, approved by the Agent, in writing prior to the making of any loan, advance or issuing a letter of credit, which Agent's approval shall not be unreasonably withheld and will be based on the financial strength of such lender at the time of the request in an aggregate amount not to exceed $10,965,000 at any one time outstanding, provided however that the Borrower and each Guarantor shall not incur loans and advances in an amount exceeding $5,000,000."

     7. The representations and warranties contained in the Credit Agreement are correct, on and as of the date of this Third Amendment as though made on and as of the date of the Third Amendment (except to the extent such representations or warranties expressly relate to an earlier date) and no Event of Default has occurred and is continuing on and as of the date of this Third Amendment, except those that have been waived, if any, by the Banks and the Agent in writing.

     8. Simultaneously with the execution of this Agreement, Borrower shall execute promissory notes to each of the Banks to evidence the Revolving Credit Loans, as amended.

     9. Except as herein specifically provided, no other amendment, changes, or modifications to the Credit Agreement or any of the Loan Documents are intended or implied.

     10. Borrower and each Guarantor confirms and agrees that the Credit Agreement, as hereby amended, and each Loan Document to which Borrower and each Guarantor is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

     11. This Third Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by the respective officers hereunder duly authorized as of the day and year first above written.

HAMPSHIRE GROUP, LIMITED

By:  /s/ Charles W. Clayton
------------------------------
Title: Vice President

HAMPSHIRE DESIGNERS, INC.

By:  /s/ Charles W. Clayton
------------------------------
Title: Vice President

HAMPSHIRE INVESTMENTS LIMITED

By:  /s/ Charles W. Clayton
------------------------------
Title: Vice President

GLAMOURETTE FASHION MILLS, INC.

By:  /s/ Charles W. Clayton
-----------------------------
Title: Vice President

SAN FRANCISCO KNITWORKS, INC.

By:  /s/ Charles W. Clayton
-----------------------------
Title: Vice President

SEGUE (AMERICA) LIMITED

By:  /s/ Charles W. Clayton
 ----------------------------
Title: Vice President

THE CHASE MANHATTAN BANK

By:  /s/  Abby Parsonnet
-----------------------------
Title:

THE CHASE MANHATTAN BANK

By:  /s/  Abby Parsonnet
-----------------------------
Title:

REPUBLIC NATIONAL BANK OF NEW YORK

By:  /s/ George Commander
-----------------------------
Title:

NATIONSBANK N.A.

By:  /s/ Richard Stanland
-------------------------------
Title: Sr. Vice President

                                 PROMISSORY NOTE

$22,000,000.00                                                June 22, 1999

     HAMPSHIRE GROUP, LIMITED (the "Borrower"), a corporation organized under the laws of Delaware, for value received, hereby promises to pay to the order of THE CHASE MANHATTAN BANK (the "Lender") at its office at 270 Park Avenue, New York, NY 10017, the principal sum of Twenty Two Million ($22,000,000.00) Dollars or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement and Guaranty referred to below, in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Credit Agreement and Guaranty. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding at said office in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement and Guaranty.

     The date and amount of each type of Loan made by the Lender to the Borrower under the Credit Agreement referred below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof and all such notations by Lender shall be conclusive on Borrower absent manifest error.

     This the Note referred to in that certain Credit Agreement and Guaranty (as amended from time to time the "Credit Agreement") dated as of May 28, 1998, among the Borrower, The Chase Manhattan Bank, Republic National Bank of New York, NationsBank, N.A. and The Chase Manhattan Bank, as Agent and the Guarantors described therein and evidences the Loans made by the Lender thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

     THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

HAMPSHIRE GROUP, LIMITED

By:  /s/ Charles W. Clayton
------------------------------
Title: Vice President

                                    EXHIBIT A
                           Schedule to Promissory Note


Date    Amount     Interest  Interest  Amount   Total     Notation
        of Loan    Rate      Period    of       Loan      Made By
                                       Payment  Balance

                                PROMISSORY NOTE

$18,150,000.00                                                June 22, 1999

     HAMPSHIRE GROUP, LIMITED (the "Borrower"), a corporation organized under the laws of Delaware, for value received, hereby promises to pay to- the order of NATIONSBANK, N.A. (the "Lender") at its office at 3005 North Main Street, Anderson, South Carolina 29621 the principal sum of Eighteen Million, One Hundred Fifty Thousand ($18,150,000.00) Dollars or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement and Guaranty referred to below, in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Credit Agreement and Guaranty. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding at said office in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement and Guaranty.

     The date and amount of each type of Loan made by the Lender to the Borrower under the Credit Agreement referred below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof and all such notations by Lender shall be conclusive on Borrower absent manifest error.

     This the Note referred to in that certain Credit Agreement and Guaranty (as amended from time to time the "Credit Agreement") dated as of May 28, 1998, among the Borrower, The Chase Manhattan Bank, Republic National Bank of New York, NationsBank, N.A. and The Chase Manhattan Bank, as Agent and the Guarantors described therein and evidences the Loans made by the Lender thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

     THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

HAMPSHIRE GROUP, LIMITED

By:  /s/ Charles W. Clayton
--------------------------------
Title: Vice President

                                    EXHIBIT A
                           Schedule to Promissory Note


Date      Amount      Interest    Interest   Amount    Total       Notation
          of Loan     Rate        Period     of        Loan        Made By
                                             Payment   Balance

                                 PROMISSORY NOTE

$14,850,000.00                                                 June 22, 1999

     HAMPSHIRE GROUP, LIMITED (the "Borrower"), a corporation organized under the laws of Delaware, for value received, hereby promises to pay to the order of REPUBLIC NATIONAL BANK OF NEW YORK (the "Lender") at its office at 452 Fifth Avenue, New York, NY 10018, the principal sum of Fourteen Million, Eight Hundred Fifty Thousand ($14,850,000.00) Dollars or, if less, the amount loaned by the Lender to the Borrower pursuant to the Credit Agreement and Guaranty referred to below, in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in said Credit Agreement and Guaranty. The Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding at said office in like money, at the rates of interest as provided in the Credit Agreement described below, on the date(s) and in the manner provided in said Credit Agreement and Guaranty.

     The date and amount of each type of Loan made by the Lender to the Borrower under the Credit Agreement referred below, and each payment of principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note (or, at the discretion of the Lender, at any other time), endorsed by the Lender on the schedule attached hereto or any continuation thereof and all such notations by Lender shall be conclusive on Borrower absent manifest error.

     This the Note referred to in that certain Credit Agreement and Guaranty (as amended from time to time the "Credit Agreement") dated as of May 28, 1998, among the Borrower, The Chase Manhattan Bank, Republic National Bank of New York, NationsBank, N.A. and The Chase Manhattan Bank, as Agent and the Guarantors described therein and evidences the Loans made by the Lender thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

     THIS NOTE SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

HAMPSHIRE GROUP,  LIMITED

By:  /s/ Charles W. Clayton
---------------------------------
Title: Vice President

                                    EXHIBIT A
                           Schedule to Promissory Note

Date    Amount     Interest  Interest   Amount   Total      Notation
        of Loan    Rate      Period     of       Loan       Made By
                                        Payment  Balance